Principal Variable Contracts Funds, Inc.
Supplement dated November 19, 2025
to the Prospectus and Statement of Additional Information
both dated May 1, 2025
(as previously supplemented)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information contained in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus.

SUMMARY FOR LARGECAP S&P 500 INDEX ACCOUNT
Under Principal Investment Strategies, add the following to the end of the fourth paragraph:
The Fund may operate as a non-diversified fund, as defined under the Investment Company Act of 1940 (“1940 Act”), to the approximate extent the Index is non-diversified. The Fund may therefore operate as non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A non-diversified fund can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the share price of a non-diversified fund than would occur in a more diversified fund.
In the Principal Risks section, add the following Non-Diversification Risk alphabetically to the Fund’s principal risks:
Non-Diversification Risk. From time to time, the Fund may operate as a non-diversified fund under the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Fund’s Index. A non-diversified fund may invest a high percentage of its assets in the securities of a small number of issuers and is more likely than diversified funds to be significantly affected by a specific security’s poor performance.

SUMMARY FOR LARGECAP S&P 500 MANAGED VOLATILITY INDEX ACCOUNT
Under Principal Investment Strategies, add the following to the end of the fourth paragraph:
The Fund may operate as a non-diversified fund, as defined under the Investment Company Act of 1940 (“1940 Act”), to the approximate extent the Index is non-diversified. The Fund may therefore operate as non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A non-diversified fund can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the share price of a non-diversified fund than would occur in a more diversified fund.
In the Principal Risks section, add the following Non-Diversification Risk alphabetically to the Fund’s principal risks:
Non-Diversification Risk. From time to time, the Fund may operate as a non-diversified fund under the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Fund’s Index. A non-diversified fund may invest a high percentage of its assets in the securities of a small number of issuers and is more likely than diversified funds to be significantly affected by a specific security’s poor performance.

The changes described below are being made to the Statement of Additional Information.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
Under Fundamental Restrictions, delete section 6)(b) and replace with the following:
(b)It is anticipated that the LargeCap S&P 500 Index Account and LargeCap S&P 500 Managed Volatility Index Account will be diversified in approximately the same proportions as the respective index that each of the Funds uses to measure its performance. Because the LargeCap S&P 500 Index Account and LargeCap S&P 500 Managed Volatility Index Account seek to track the performance of the securities included in its respective index, it is possible that LargeCap S&P 500 Index Account and LargeCap S&P 500 Managed Volatility Index Account may change from diversified to non-diversified as a result of a change in relative market capitalization or weighting of one or more constituents of the Fund’s index. In such an instance, shareholder approval will not be sought when the LargeCap S&P 500 Index Account or LargeCap S&P 500 Managed Volatility Index Account crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weightings of one or more constituents of the LargeCap S&P 500 Index Account’s or LargeCap S&P 500 Managed Volatility Index Account’s index.
(c)The other Funds have each elected to be treated as a “diversified” investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
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